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[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY FUND OF FUNDS
DOMESTIC PORTFOLIO

A MUTUAL FUND THAT CONSISTS OF ONE PORTFOLIO,
THE DOMESTIC PORTFOLIO, WHICH SEEKS TO MAXIMIZE TOTAL INVESTMENT RETURN

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

NOVEMBER 30, 2004

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CONTENTS

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
THE FUND
     Investment Objective                                                              1
     Principal Investment Strategies                                                   1
     Principal Risks                                                                  13
     Past Performance                                                                 19
     Fees and Expenses                                                                21
     Additional Risk Information                                                      24
     Fund Management                                                                  24

SHAREHOLDER INFORMATION
     Pricing Portfolio Shares                                                         26
     How To Buy Shares                                                                26
     How To Exchange Shares                                                           28
     How To Sell Shares                                                               30
     Distributions                                                                    32
     Tax Consequences                                                                 32
     Share Class Arrangements                                                         33
     Additional Information                                                           41

FINANCIAL HIGHLIGHTS                                                                  42

MORGAN STANLEY FUNDS                                                   Inside Back Cover
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This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

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THE DOMESTIC PORTFOLIO

INVESTMENT OBJECTIVE

[GRAPHIC]

The Domestic Portfolio seeks to maximize total investment return.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Domestic Portfolio (the "Portfolio") normally invests at least 80% of its assets in shares of the Underlying Funds described below. These Underlying Funds are intended to give the Portfolio broad exposure to the U.S. equity and fixed-income markets. At any time the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., may add or substitute Underlying Funds in which the Portfolio may invest. In deciding how to allocate the Portfolio's assets among the selected Underlying Funds, the Investment Adviser considers its outlook for the U.S. economy and financial markets, and the relative market valuations of the Underlying Funds. The Portfolio normally expects to invest between 50%-100% of its net assets in Underlying Funds which invest primarily in equity securities and between 0%-50% of its net assets in Underlying Funds which invest primarily in fixed-income securities. There are no minimum or maximum percentages in which the Portfolio must invest in any Underlying Fund.

THE UNDERLYING MORGAN STANLEY FUNDS

The following is a brief summary of the investment objectives and principal investment strategies of the Underlying Funds that the Investment Adviser presently considers for investment. The Portfolio's Investment Adviser also serves as the Investment Adviser to each of the Underlying Funds. For a complete description of an Underlying Fund, please see its prospectus, which is available free of charge by calling toll free 1-866-MORGAN8.

AGGRESSIVE EQUITY FUND

INVESTMENT OBJECTIVE

Capital growth.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks and other equity securities of U.S. or foreign companies that offer the potential for superior earnings growth in the opinion of the fund's Investment Adviser. The Investment Adviser utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The fund may invest up to 25% of its net assets in foreign securities (including depositary receipts). The fund also may utilize options and futures, forward foreign currency exchange contracts and may invest a portion of its assets in convertible securities. The fund may invest up to 20% of its assets in fixed-income securities.

[SIDENOTE]

TOTAL RETURN

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

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AMERICAN OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

Long-term capital growth consistent with an effort to reduce volatility.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the fund's assets will be invested in securities issued by companies traded in a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The fund's Investment Adviser invests in companies that it believes have earnings growth potential. The Investment Adviser utilizes a process, known as sector rotation. The fund also may invest in convertible, preferred and fixed-income securities, options and futures, foreign securities and forward foreign currency exchange contracts.

BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of net assets, including any borrowing for investment purposes, in common stocks (including depositary receipts) and other equity securities, including convertible securities, of biotechnology companies throughout the world. These will exclude small-sized companies (generally companies with market capitalizations under $1 billion). Up to 15% of the fund's net assets may be invested in convertible securities rated below investment grade. The fund's investments may include securities issued in initial public offerings ("IPOs") and equity securities of privately owned biotechnology companies that, in the view of the fund's Investment Adviser, either plan or appear likely to conduct an IPO in the foreseeable future. Such investments are generally referred to as venture capital investments. The fund also may invest in equity securities of non-biotechnology companies, investment grade fixed-income securities, foreign securities and forward foreign currency exchange contracts.

CAPITAL OPPORTUNITIES TRUST

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in a portfolio of common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of companies comprising the Lipper Multi-Cap Growth universe, which as of December 31, 2003 was approximately $29.9 million to $311.1 billion. The fund's Investment Adviser invests the fund's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In addition, the fund may invest in foreign securities, forward foreign currency exchange contracts and investment grade fixed-income securities.

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CONVERTIBLE SECURITIES TRUST

INVESTMENT OBJECTIVE

High level of total return on its assets through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in convertible securities. The fund's convertible securities may include lower rated fixed-income securities commonly known as "junk bonds," and "exchangeable" and "synthetic" convertible securities. In selecting fund investments, the fund's Investment Adviser considers market, economic and political conditions. In addition, the fund may invest in common stocks directly, non-convertible preferred stock, non-convertible fixed-income securities (including zero coupon securities), foreign securities (including depositary receipts) and forward foreign currency exchange contracts.

DEVELOPING GROWTH SECURITIES TRUST

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. The fund's Investment Adviser follows a flexible investment program in seeking to achieve the fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong cash flow and compelling business strategies. The fund's other equity securities may include convertible securities and preferred stocks. The fund invests primarily in smaller and medium-sized companies. The fund may also invest in IPOs. In addition, the fund may invest in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, investment grade debt securities, foreign securities and forward foreign currency exchange contracts.

DIVIDEND GROWTH SECURITIES INC.

INVESTMENT OBJECTIVE

Reasonable current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The fund's Investment Adviser initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the fund's portfolio. In addition, the fund may invest in fixed-income, convertible and foreign securities and forward foreign currency exchange contracts.

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EQUALLY-WEIGHTED S&P 500 FUND

INVESTMENT OBJECTIVE

High level of total return on its assets through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Invests in a diversified portfolio of common stocks represented in the S&P 500. The fund generally invests in each stock included in the S&P 500 in approximately equal proportions. The fund may invest in foreign securities represented in the S&P 500, including depository receipts. In addition, the fund may purchase and sell stock index futures as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

"Standard & Poor's(R)," "S&P(R)", "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. aNd have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL SERVICES TRUST

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in a diversified portfolio of common stocks and other equity securities of companies engaged in financial services and related industries. The fund's Investment Adviser seeks to identify companies which it believes show good appreciation prospects and value. The fund's common stock and other equity securities may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stock and other equity securities of companies not in the financial services or related industries (including real estate investment trusts, commonly known as "REITs"), and in fixed-income and convertible securities. In addition, the fund may utilize forward foreign currency exchange contracts.

FUNDAMENTAL VALUE FUND

INVESTMENT OBJECTIVE

Total return.

PRINCIPLE INVESTMENT STRATEGY

Normally invests at least 65% of its assets in common stocks and other equity securities, which can include depositary receipts, preferred stocks or securities convertible into common or preferred stock. The fund's Investment Adviser primarily focuses on equity securities of larger capitalization companies (e.g., companies with over $10 billion of market capitalization currently), but the fund may also invest in small and medium-sized companies. Up to 15% of the fund's net assets may be invested in convertible securities rated below investment grade (commonly referred to as "junk bonds"). The fund may also invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to foreign securities that are traded in the United States on a national securities exchange. The remaining 35%

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of the fund's assets may be invested in non-convertible debt securities. The fund may also utilize options and futures, forward foreign currency exchange contracts, "exchangeable" and "synthetic" convertibles, and may invest in exchange-traded index funds ("ETFs").

GLOBAL ADVANTAGE FUND

INVESTMENT OBJECTIVE

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The fund's equity securities may include common and preferred stock, depositary receipts and/or convertible securities. The fund's Investment Adviser utilizes fundamental research to seek companies that it believes have long-term growth potential and/or relatively attractive valuations. The Investment Adviser typically seeks to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. The fund also may utilize forward foreign currency exchange contracts and may invest in convertible securities.

GROWTH FUND

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the fund's Investment Adviser believes exhibit strong earnings and free cash flow growth. The Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection. The Investment Adviser may invest up to 25% of the fund's net assets in foreign securities (including depositary receipts). In addition, the fund may also utilize forward foreign currency exchange contracts and may invest in convertible securities.

HEALTH SCIENCES TRUST

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks (including depositary receipts) of health sciences companies throughout the world. A company will be considered to be a health science company if it derives at least 50% of its earnings or revenues, or it devotes at least 50% of its assets, to health science activities. In deciding which securities to buy, hold or sell, the fund's Investment Adviser invests in companies based on its view of business, economic and political conditions. The fund's stock investments may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stocks of non-health

                                        5
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sciences companies, preferred stock, investment grade fixed-income securities, convertible securities and may utilize forward foreign currency exchange contracts.

HIGH YIELD SECURITIES INC.

INVESTMENT OBJECTIVES

Primarily, to earn a high level of current income and, secondarily, capital appreciation, but only to the extent consistent with its primary objective.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in fixed-income securities (including zero coupon securities) rated lower than investment grade, commonly known as "junk bonds," or in non-rated securities considered by the fund's Investment Adviser to be appropriate investments for the fund (including "Rule 144A" securities, which are subject to resale restrictions). There are no minimum ratings for investments, and as such the fund may invest in securities which no longer make payments of interest or principal. In deciding which securities to buy, hold or sell, the Investment Adviser considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In addition, the fund may invest in securities rated investment grade or higher (or, if not rated, determined to be of comparable quality when the Investment Adviser believes that such securities may produce attractive yields). The fund also may invest in common stocks, asset-backed securities, unit offerings/convertible securities, Targeted Return Index Securities ("TRAINs"), warrants and foreign securities. The fund may utilize forward foreign currency exchange contracts in connection with its investments in foreign securities.

INCOME BUILDER FUND

INVESTMENT OBJECTIVES

Reasonable income and, secondarily, growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets in income-producing equity securities, including common stock, preferred stock, convertible securities and REITs. The fund's Investment Adviser utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, preferred stock and securities convertible into common stocks of small-, mid- and large-cap companies--including synthetic and exchangeable convertibles. The fund may invest in common stocks that do not pay a dividend. In addition, the fund may invest in fixed-income securities (which may include U.S. and zero coupon securities), Rule 144A securities, futures and options, foreign securities and forward foreign currency exchange contracts.

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INFORMATION FUND

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks and other equity securities of companies engaged in the communications and information industry that are located throughout the world. The fund may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies. In addition, the fund may invest in convertible securities, investment grade fixed-income securities and forward foreign currency exchange contracts.

LIMITED DURATION FUND

INVESTMENT OBJECTIVE

High level of current income, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including CMOs, and investment grade corporate and other types of bonds. In selecting fund investments, the Investment Adviser considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the fund's portfolio of three years or less. In addition, the fund may invest in foreign securities, asset-backed securities, TRAINs, restricted securities, junk bonds and may utilize forward foreign currency exchange contracts and may engage in futures transactions.

MID-CAP VALUE FUND

INVESTMENT OBJECTIVE

Above-average total return.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stock and other equity securities, including depositary receipts and securities convertible into common stock, of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap Value Index. As of September 30, 2004, these market capitalizations range between $525 million and $15.24 billion. In pursuing its investment objective, the fund's Investment Adviser seeks attractively valued companies experiencing a change that the Investment Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Adviser considers a number of factors, including appreciation to fair value, fundamental change in the company or changes in economic or market trends. The Investment Adviser may purchase stocks that typically do not pay dividends. The fund may invest up to 20% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign

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companies that are listed in the United States on a national securities exchange. In addition, the fund may invest up to 20% of its assets in investment grade fixed-income securities and may invest in options and futures, REITs, swaps and may utilize forward foreign currency exchange contracts.

NASDAQ-100 INDEX FUND

INVESTMENT OBJECTIVE

To provide investment results that, before expenses, correspond to the total return (i.e. the combination of capital changes and income) of the Nasdaq-100 Index(R).

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks and other equity securities (which may include depositary receipts) of companies included in the Nasdaq-100 Index. The Investment Adviser "passively" manages substantially all of the fund's assets by investing in securities in approximately the same proportion as they are represented in the Nasdaq-100. The fund will invest in foreign companies that are included in the Nasdaq-100. In addition, the fund may invest in stock index futures and shares of index funds.

The "Nasdaq-100(R)", "Nasdaq-100 Index(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market (together with its affiliates, "Nasdaq") and have been licensed for use by the fund. Nasdaq has not passed on the legality or suitability of the fund. The fund is not sponsored, endorsed, sold or promoted by Nasdaq. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND DISCLAIMS ALL WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FUND OR THE INDEX, THEIR USE, THE RESULTS TO BE OBTAINED FROM THEIR USE, OR ANY DATA INCLUDED THEREIN. NASDAQ SHALL HAVE NO LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES, OR EXPENSES WITH RESPECT TO THE FUND/INDEX. NASDAQ SHALL HAVE NO LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. FOR MORE DETAILS, SEE THE DISCLAIMER IN THE STATEMENT OF ADDITIONAL INFORMATION.

NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

INVESTMENT OBJECTIVE

Capital growth.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks of domestic and foreign companies engaged in natural resource and related businesses. The fund's Investment Adviser invests in companies that it believes are responsive to domestic and world demand for natural resources and that engage in the development of natural resources. The fund's stock investments may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stocks of companies not in the natural resource and related business areas, convertible securities and fixed-income securities. In addition, the fund may utilize forward foreign currency exchange contracts.

QUALITY INCOME TRUST

INVESTMENT OBJECTIVE

High current income consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in investment grade fixed-income securities, including mortgage-backed securities (including CMOs), commercial mortgage-backed securities ("CMBS"), asset-backed securities, corporate debt securities, preferred stocks, U.S. government securities, zero coupon securities and securities issued by foreign

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governments or corporations. In deciding which securities to buy, hold or sell, the fund's Investment Adviser considers domestic and international economic developments, interest rate trends and other factors relating to the issuers. In addition, the fund may invest in junk bonds, options and futures and swaps. The fund may also utilize forward foreign currency exchange contracts.

REAL ESTATE FUND

INVESTMENT OBJECTIVE

High current income and long-term capital appreciation through investments primarily in companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. Such companies may include REITs and, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders. In deciding which securities to buy, hold or sell, the fund's Investment Adviser considers market, economic and political factors. In addition, the fund may invest up to 20% of its net assets in foreign securities. The fund also may invest in convertible junk bonds and in equity and fixed-income securities of companies which are not principally engaged in the real estate industry or which are not income producing equity securities of companies principally engaged in the U.S. real estate industry. The fund may also utilize forward foreign currency exchange contracts.

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

To provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Investment Adviser "passively" manages the fund's assets by investing in common stocks in approximately the same proportion as they are represented in the S&P 500 Index. The fund may invest in foreign companies that are included in the S&P 500 Index. In addition, the fund may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.

SMALL-MID SPECIAL VALUE FUND

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its net assets, including any borrowings for investment purposes, in common stocks and other equity securities, including convertible

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securities, of small and mid-size companies that the fund's Investment
Adviser believes are undervalued relative to the marketplace or to similar companies. In accordance with the fund's investment strategy, companies with a capitalization range of $100 million to $5 billion at the time of purchase are considered small and mid-sized companies by the Investment Adviser. As part of its investment strategy, the fund may invest up to 15% of its net assets in foreign securities held either directly or in the form of depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In deciding which securities to buy, hold or sell, the Investment Adviser pursues a value-oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The Investment Adviser focuses on securities with market-to-book ratios and price-earnings ratios that are lower than those of the general market averages or similar companies. The Investment Adviser may also consider a company's dividend yield, growth in sales, balance sheet, management capabilities, earnings and cash flow, as well as other factors. The fund may also utilize forward foreign currency exchange contracts. The fund may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The fund may invest up to 20% of its assets in common stocks of large capitalization companies, REITs, fixed-income securities and options and futures. The fund may also utilize forward foreign currency exchange contracts.


SPECIAL GROWTH FUND

INVESTMENT OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000(R) Growth Index (approximately $49 million to $2.9 billion as of October 31, 2004). The fund's Investment Adviser invests in companies that it believes exhibit superior earnings growth potential and attractive stock market valuations. There are no minimum ratings or quality requirements with respect to the convertible securities in which the fund may invest, and the fund may invest up to 35% of its net assets in these investments. The fund's small-cap equity investments may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund also may invest up to 35% of its assets in equity securities of medium-sized or large companies. The fund also may invest in options and futures and forward foreign currency exchange contracts.

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SPECIAL VALUE FUND

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in common stocks of small capitalization companies (generally between $100 million and $1.5 billion) that the fund's Investment Adviser believes are undervalued relative to the marketplace or similar companies. In deciding which securities to buy, hold or sell, the Investment Adviser pursues a value oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The fund may invest in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange. In addition, the fund may invest in common stocks of companies which have medium or large market capitalizations, convertible and non-convertible fixed-income and preferred equity securities, and REITs.

TOTAL MARKET INDEX FUND

INVESTMENT OBJECTIVE

Investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Dow Jones Wilshire 5000 Composite Index (formerly Wilshire 5000 Total Market Index).

PRINCIPAL INVESTMENT STRATEGY

The fund will normally invest at least 80% of its assets in stocks included in the Dow Jones Wilshire 5000 Composite Index. The Index consists of large, mid and small capitalization stocks and may include some foreign companies. Because the Index is weighted by float-adjusted market capitalizations, currently large capitalization stocks in the Index represent approximately three quarters of its value. Statistical sampling is used in an attempt to recreate the Index in terms of industry, size, dividend yield and other characteristics. In addition, the fund may invest in options and futures contracts, utilize forward foreign currency exchange contracts and may make temporary investments in money market instruments to manage cash flows into and out of the fund.

TOTAL RETURN TRUST

INVESTMENT OBJECTIVE

High total return from capital growth and income.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 65% of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. In selecting investments to buy, hold or sell, the fund's Investment Adviser typically uses a "top-down" investment process that considers the overall economic outlook, the development of industry/sector preferences and, lastly, specific stock selections. Generally, the fund will invest in companies that have a market capitalization of at least $1 billion, and the Investment Adviser anticipates that such companies may pay dividends or interest income. Up to 35% of the fund's assets may be invested in foreign securities (including depositary receipts). In addition, the fund's investments may include fixed-income securities and the fund may utilize forward foreign currency contracts.

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U.S. GOVERNMENT SECURITIES TRUST

INVESTMENT OBJECTIVE

High level of current income consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGY

Invests all of its assets in U.S. Government securities. The U.S. Government securities (including zero coupon securities) that the fund may purchase are limited to: U.S. Treasury bills, notes and bonds and securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. In making investment decisions, the fund's Investment Adviser considers economic developments, interest rate trends and other factors. The fund is not limited as to the maturities of the U.S. Government securities in which it may invest. The fund also may invest in CMOs and futures, including interest rate futures.

UTILITIES FUND

INVESTMENT OBJECTIVE

Capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Normally invests at least 80% of its assets in common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed and zero coupon securities) of companies that are engaged in the utilities industry. The fund's Investment Adviser will shift the fund's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. Up to 25% of the fund's net assets may include foreign securities. The fund also may invest in securities of companies not engaged in the utilities industry. The fund may invest in convertible securities, a portion of which may be below investment grade. The fund may utilize forward foreign currency exchange contracts.

VALUE FUND

INVESTMENT OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGY

The fund normally invests at least 65% of its assets in common stock that the fund's Investment Adviser believes is undervalued and currently is not being recognized within the market place. In deciding which securities to buy, hold or sell, the Investment Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Investment Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Investment Adviser evaluates the companies relative to competitive and market conditions within each industry. The Investment Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. The fund's stock investments may include foreign securities held either directly or in the form of depositary receipts. In addition, the fund may invest in convertible and fixed-income securities. The fund may utilize forward foreign currency exchange contracts.

In addition to the principal investment strategies of the Underlying Funds described above, the Portfolio may use the following investment strategies:

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of Underlying Funds to achieve its principal investment strategies. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in an increase in taxable capital gains distributions to the Portfolio's shareholders. See the sections on "Distributions" and "Tax Consequences." A high turnover rate would not result in the Portfolio incurring higher sales charges/brokerage commissions because the Portfolio would be trading Class D shares of the Underlying Funds which are sold without any sales charges or brokerage commissions.

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Portfolio to sell any security. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of the Portfolio's investments in Underlying Funds. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. In addition, the performance of the Portfolio may be adversely affected because in allocating Portfolio assets among the Underlying Funds, the Investment Adviser may consider the impact of the allocation decision on the Underlying Funds.

Set forth below are the principal risks associated with investing in the Underlying Funds described above. For more information about the risks of investing in the Underlying Funds, please see their prospectuses, which are available free of charge by calling toll-free 1-866-MORGAN8.

COMMON STOCKS. A principal risk of investing in certain Underlying Funds is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM COMPANIES. Certain Underlying Funds may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies may have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. Additionally, the stocks of these companies may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may also have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FOREIGN SECURITIES. Certain Underlying Funds invest in foreign securities which involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, Underlying Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgement against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of an Underlying Fund's trades effected in those markets and could result in losses to the Underlying Fund due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FIXED-INCOME SECURITIES. Certain Underlying Funds invest in fixed-income securities (which may include zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

When the general level of interest rates goes down, the prices of most fixed-income securities go up. An Underlying Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

CONVERTIBLE SECURITIES. Certain Underlying Funds may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

With respect to certain Underlying Funds, there are no minimum rating or quality requirements as to their convertible securities investments and, thus, all or some of such securities may be rated below investment grade. These "junk bonds" have speculative risk characteristics which are described below.

There are also special risks associated with certain Underlying Funds' investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

LOWER RATED FIXED-INCOME SECURITIES (JUNK BONDS). Certain Underlying Funds may invest in fixed-income securities rated lower than investment grade or, if not rated, determined to be of comparable quality (commonly known as "junk bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of an Underlying Fund's illiquidity to the extent the Underlying Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of an Underlying Fund's directors/trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in an Underlying Fund's net asset value.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Underlying Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES. CMBS are subject to credit risk and prepayment risk. An Underlying Fund invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass through securities (collectively, "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Underlying Fund could sustain a loss.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Underlying Fund invests in REITs. The performance of any Underlying Fund's REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Underlying Fund, including significantly reducing return to the Underlying Fund on its investment in such company.

SHARES OF IPOs. An Underlying Fund's purchase of shares issued in IPOs exposes the Underlying Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which an Underlying Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Underlying Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Underlying Fund's portfolio securities to fall substantially.

ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by an Underlying Fund may be zero coupon securities with maturity dates in each case no later than ten years from the settlement date for the purchase of such security. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent an Underlying Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as an

Underlying Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though an Underlying Fund receives no interest payments in cash on the security during the year.

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Underlying Fund's Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

CONCENTRATION POLICY. Unlike most industry diversified mutual funds, certain Underlying Funds are subject to risks associated with concentrating their assets in a particular industry. These Underlying Funds' portfolios may decline in value due to developments specific to the industry in which the Underlying Funds concentrate their assets. As a result, these Underlying Funds may be more volatile than mutual funds that do not similarly concentrate their investments.

OTHER RISKS. The performance of each Underlying Fund also will depend on whether or not the Investment Adviser is successful in pursuing the Underlying Fund's investment strategy. The Underlying Funds are also subject to other risks from their permissible investments, including the risks associated with investments in options and futures, and index funds. For more information about these risks, see the "Additional Risk Information" section.

In addition to the principal risks associated with the Underlying Funds, the Portfolio also will be subject to the following risks:

NON-DIVERSIFIED STATUS. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case, any Underlying Fund. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. Additionally, certain Underlying Funds are non-diversified.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Domestic Portfolio. The Portfolio's past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1998     11.21%
1999     19.70%
2000      2.22%
2001    -10.53%
2002    -27.28%
2003     32.52%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, the returns would be less than shown. The year-to-date total return as of September 30, 2004 was 2.80%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.33% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.14% (quarter ended September 30, 2001).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST SIX CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


                                                                                  LIFE OF PORTFOLIO
                                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 11/25/97)
Class A--Returns Before Taxes                           26.56%        0.73%            2.78%

Class B--Returns Before Taxes                           27.52%        0.74%            2.94%

Class B--Returns After Taxes on Distributions(1)        27.52%       -0.62%            1.49%

Class B--Returns After Taxes on Distributions and
         Sale of Fund Shares                            17.89%       -0.08%            1.72%

Class C--Returns Before Taxes                           31.52%        1.14%            3.00%

Class D--Returns Before Taxes                           33.85%        2.08%            3.95%

S&P 500 Index(2)                                        28.68%       -0.57%            4.10%

Lipper Flexible Portfolio Funds Index(3)                23.03%        1.22%            3.86%

(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the perfomance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Portfolio's Class B shares. The after-tax returns for the Portfolio's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE PORTFOLIO'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Domestic Portfolio. The Portfolio offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                   CLASS A       CLASS B      CLASS C        CLASS D
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       5.25%(1)      None         None           None

Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)             None(2)       5.00%(3)     1.00%(4)       None

ANNUAL PORTFOLIO OPERATING EXPENSES

                                                   CLASS A       CLASS B      CLASS C        CLASS D
Management fee                                      None          None         None           None

Distribution and service (12b-1) fees               0.24%         1.00%        1.00%          None

Other expenses(5)                                   0.40%         0.40%        0.40%          0.40%

Total annual Portfolio operating expenses(5)        0.64%         1.40%        1.40%          0.40%

(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5) The Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) for the Portfolio and has agreed to extend such expense assumption through April 30, 2006. As a result of such assumption of other expenses, for the fiscal year ended September 30, 2004, the actual "Other Expenses" amounted to 0.00% for each Class of the Portfolio and "Total Annual Portfolio Operating Expenses" amounted to 0.24%, 1.00%, 1.00% and 0.00% for Class A, B, C and D, respectively, of the Portfolio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.


ANNUAL PORTFOLIO OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE PORTPOLIO'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004.

higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.


                       IF YOU SOLD YOUR SHARES:                         IF YOU HELD YOUR SHARES:
            ---------------------------------------------     --------------------------------------------
            1 YEAR      3 YEARS      5 YEARS     10 YEARS     1 YEAR      3 YEARS      5 YEARS    10 YEARS
Class A     $  587      $   719      $   863     $  1,281     $  587      $   719      $   863    $  1,281
Class B     $  643      $   743      $   966     $  1,680     $  143      $   443      $   766    $  1,680
Class C     $  243      $   443      $   766     $  1,680     $  143      $   443      $   766    $  1,680
Class D     $   41      $   128      $   224     $    505     $   41      $   128      $   224    $    505

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

UNDERLYING FUND EXPENSES

The Portfolio will not pay any sales load or 12b-1 fee in connection with its investments in shares of Underlying Funds. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Funds that are borne by Class D shareholders of the Underlying Funds. These expenses are set forth in the table below (as of each Underlying Fund's most recent fiscal year end).

                                                               MANAGEMENT      OTHER        TOTAL
                                                                  FEES        EXPENSES     EXPENSES
Aggressive Equity Fund                                            0.75%         0.38%        1.13%
American Opportunities Fund                                       0.49%+        0.22%        0.71%
Biotechnology Fund                                                1.00%(1)      1.47%(1)     2.47%(1)
Capital Opportunities Trust                                       0.75%         0.54%        1.29%
Convertible Securities Trust                                      0.60%         0.21%        0.81%
Developing Growth Securities Trust                                0.50%         0.31%        0.81%
Dividend Growth Securities Inc.                                   0.43%         0.13%        0.56%
Equally-Weighted S&P 500 Fund                                     0.46%+        0.17%        0.63%
Financial Services Trust                                          0.75%         0.23%        0.98%
Fundamental Value Fund                                            0.75%         0.31%        1.06%
Global Advantage Fund                                             0.65%         0.37%        1.02%
Growth Fund                                                       0.80%+        0.18%        0.98%
Health Sciences Trust                                             1.00%         0.23%        1.23%
High Yield Securities Inc.                                        0.48%         0.37%        0.85%
Income Builder Fund                                               0.75%         0.27%        1.02%
Information Fund                                                  0.74%         0.56%        1.30%
Limited Duration Fund                                             0.70%         0.15%        0.85%
Mid-Cap Value Fund                                                0.80%+        0.36%        1.16%

                                                               MANAGEMENT      OTHER        TOTAL
                                                                  FEES        EXPENSES     EXPENSES
Nasdaq-100 Index Fund                                             0.00%(2)      0.60%(2)     0.60%(2)
Natural Resource Development Securities Inc.                      0.62%         0.36%        0.98%
Quality Income Trust                                              0.60%+        0.45%        1.05%
Real Estate Fund                                                  1.00%+        0.37%        1.37%
S&P 500 Index Fund                                                0.20%(3)      0.20%(3)     0.40%(3)
Small-Mid Special Value Fund                                      0.75%         0.32%        1.07%
Special Growth Fund                                               1.00%+        0.56%        1.56%
Special Value Fund                                                0.74%         0.26%        1.00%
Total Market Index Fund                                           0.20%(4)      0.20%(4)     0.40%(4)
Total Return Trust                                                0.75%         0.30%        1.05%
U.S. Government Securities Trust                                  0.44%         0.13%        0.57%
Utilities Fund                                                    0.60%         0.18%        0.78%
Value Fund                                                        0.50%         0.24%        0.74%


Effective November 1, 2004, the Board of Trustees/Directors of each of the Underlying Funds approved amending and restating the existing investment management agreement ("Investment Management Agreement") for each Underlying Fund to remove the administration services component from the Investment Management Agreement. The administration services previously provided to each Underlying Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. (the "Administrator") pursuant to a separate administration agreement entered into by each Underlying Fund with the Administrator (the "Administration Agreement"). Such change has resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the Administration Agreement.

+ In addition to the 0.08% reduction in advisory fee described above, effective November 1, 2004, the Board of Trustees/Directors of certain Underlying Funds approved a further reduction in the advisory fee rate (see the prospectus of the Underlying Fund for more information). For a free copy of a prospectus of an Underlying Fund please call toll-free (800) 869-NEWS or visit our Internet site at: www.morganstanley.com/funds.

(1) The Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and, together with the Administrator, to waive the compensation provided in its Investment Advisory Agreement or Administration Agreement, respectively, until April 30, 2006 or until such time as the fund has $50 million of net assets, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Adviser or Administrator.

(2) Effective May 1, 2004, the Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund and will continue to do so on a permanent basis. The fees and expenses disclosed above do not reflect the assumption of such expenses and waiver of compensation by the Investment Adviser to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund. Effective November 1, 2004, the Investment Adviser will continue, on a permanent basis, to assume all expenses (except for brokerage and 12b-1 fees) and, together with the Administrator, to waive the compensation provided for in its Investment Advisory Agreement or Administration Agreement, respectively, to the extent such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund.

(3) Effective May 1, 2004, the Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund. For the year ended August 31, 2004, the fund's expenses for Class A, Class B, Class C and Class D were 0.70%, 1.46%, 1.46% and 0.46%, respectively. Effective November 1, 2004, the Investment Adviser will continue, on a permanent basis, to assume all expenses (except for brokerage and 12b-1 fees) and, together with the Administrator, to waive the compensation provided for in its Investment Advisory Agreement or Administration Agreement, respectively, to the extent such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund.

(4) Effective May 1, 2004, the Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund. For the year ended July 31, 2004, the fund's expenses for Class A, Class B, Class C and
     Class D were 0.72%, 1.47%, 1.47% and 0.47%, respectively. Effective November 1, 2004, the Investment Adviser will continue, on a permanent basis, to assume all expenses (except for brokerage and 12b-1 fees) and, together with the Administrator, to waive the compensation provided for in its Investment Advisory Agreement or Administration Agreement, respectively, to the extent such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the fund.


ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Underlying Funds described above.

OPTIONS AND FUTURES. If an Underlying Fund invests in options and/or futures (including stock index futures or options on stock indexes or on stock index futures), its participation in these markets would subject the Underlying Fund's portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indexes being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

INDEX FUNDS. S&P 500 Index Fund and Nasdaq-100 Index Fund may invest in ETFs which have many of the same risks as direct investments in common stocks. If the Underlying Fund invests in index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Participation in forward foreign currency exchange contracts also involves risks. If the Investment Adviser of an Underlying Fund employs a strategy that does not correlate well with the Underlying Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase an Underlying Fund's volatility.

FUND MANAGEMENT

[GRAPHIC]

The Domestic Portfolio has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis,

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $110 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF OCTOBER 31, 2004.

financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser also serves as the Investment Adviser to each of the Underlying Funds described above. The Administrator, a wholly-owned subsidiary of the Investment Adviser, provides administrative services to the Domestic Portfolio as well as to each of the Underlying Funds described above.

Joseph McAlinden, Managing Director (since December 2000) and Chief Investment Officer (since April 1996) of the Investment Adviser, has been the primary portfolio manager of the Domestic Portfolio since the Fund's inception in November 1997.

The Investment Adviser does not receive an advisory fee and the Administrator does not receive an administration fee from the Portfolio or the Fund for the services and facilities furnished to the Portfolio or the Fund. However, the Portfolio, through its investments in the Underlying Funds, will pay its pro rata share of the advisory or administration fees and certain other expenses that are borne by Class D shareholders of the Underlying Funds. Each Underlying Fund pays the Investment Adviser and Administrator a monthly advisory and administrative fee, respectively, as full compensation for the services and facilities furnished to the Underlying Fund, and for expenses assumed by the Investment Adviser. The management fees (i.e., advisory and administrative fees) paid by each Underlying Fund for its most recent fiscal year are set forth in the "Fees and Expenses" section.

SHAREHOLDER INFORMATION

PRICING PORTFOLIO SHARES

[GRAPHIC]

The price of the Portfolio's shares (excluding sales charges), called "net asset value," is based on the value of the Portfolio's securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The assets of the Portfolio consist primarily of the Underlying Funds, which are valued at their respective net asset values. The net asset value of each Underlying Fund's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Underlying Fund's Board of Trustees/Directors. In these cases, an Underlying Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to Underlying Funds holding securities that are primarily listed on foreign exchanges, the values of the Underlying Fund's securities may change on days when you will not be able to purchase or sell your shares. The Portfolio's other securities are valued in the same manner as the Underlying Funds' securities.

The Portfolio's short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Portfolio shares or buy additional Portfolio shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Portfolio. The Portfolio's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Portfolio offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Portfolio shares, you must specify which Class of shares you wish to purchase.

When you buy Portfolio shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Portfolio shares.

MINIMUM INVESTMENT AMOUNTS

                                                                      MINIMUM INVESTMENT
                                                                    ---------------------
INVESTMENT OPTIONS                                                  INITIAL    ADDITIONAL
Regular Accounts                                                    $ 1,000      $    100

Individual Retirement Accounts                                      $ 1,000      $    100

Coverdell Education Savings Account                                 $   500      $    100

EASYINVEST(R)
(Automatically from your checking or savings account or
Money Market Fund)                                                  $   100*     $    100*

*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Portfolio shares through:
(1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Portfolio shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Portfolio. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


- Make out a check for the total amount payable to: Morgan Stanley Fund of Funds--Domestic Portfolio.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Portfolio for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Portfolio may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the Fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Portfolio's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Portfolio shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Portfolio for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Portfolio is considered a sale of Portfolio shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Portfolio shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage
                    account.

BY LETTER           You can also sell your shares by writing a "letter of
                    instruction" that includes:

                    - your account number;
                    - the name of the Fund and Portfolio;
                    - the dollar amount or the number of shares you wish to sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

SYSTEMATIC          If your investment in all of the Morgan Stanley Funds has a
WITHDRAWAL PLAN     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
SYSTEMATIC          To sign up for the Systematic Withdrawal Plan, contact your
WITHDRAWAL PLAN     Morgan Stanley Financial Advisor or call (800) 869-NEWS. You
(CONTINUED)         may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell, as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Portfolio shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Portfolio shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Portfolio shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Portfolio shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from its Underlying Fund investments and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains from its Underlying Fund investments whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Portfolio declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Portfolio, however, may retain and reinvest any long-term capital gains. The Portfolio may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Portfolio shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Portfolio makes distributions; and
-  You sell Portfolio shares, including an exchange to another Morgan Stanley
   Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR PORTFOLIO DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF PORTFOLIO SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Portfolio offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class of the Portfolio:


CLASS    SALES CHARGE                                                MAXIMUM ANNUAL 12b-1 FEE
  A      Maximum 5.25% initial sales charge reduced for purchase
         of $25,000 or more; shares sold without an initial sales
         charge are generally subject to a 1.0% CDSC during the
         first 18 months*                                                       0.25%
  B      Maximum 5.0% CDSC during the first year decreasing to 0%
         after six years                                                        1.00%
  C      1.0% CDSC during the first year                                        1.00%
  D      None                                                                   None


* Shares purchased without an initial sales charge prior to December 1, 2004 will be subject to a 1.0% CDSC if sold during the first year.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Portfolio) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Portfolio shares, or the Portfolio's transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Portfolio) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Portfolio makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES   Class A shares of the Portfolio are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Effective December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                       --------------------------------------------------
AMOUNT OF                                  PERCENTAGE OF           APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                     PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED
Less than $25,000                              5.25%                       5.54%
$25,000 but less than $50,000                  4.75%                       4.99%
$50,000 but less than $100,000                 4.00%                       4.17%
$100,000 but less than $250,000                3.00%                       3.09%
$250,000 but less than $500,000                2.50%                       2.56%
$500,000 but less than $1 million              2.00%                       2.04%
$1 million and over                            0.00%                       0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint schedule) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-  A single account (including an individual, trust or fiduciary account).

-  Family member accounts (limited to spouse, and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Portfolio in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds. Shareholders also may combine such purchases made in a single transaction by family members (limited to spouse, and children under the age of 21).

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Portfolio purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds and shares of FSC Funds equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Portfolio or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Portfolio shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Portfolio shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE                CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                            5.0%
Second                                                           4.0%
Third                                                            3.0%
Fourth                                                           2.0%
Fifth                                                            2.0%
Sixth                                                            1.0%
Seventh and thereafter                                          None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Portfolio with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2005.)

Effective May 1, 2005, after eight years, Class B shares will convert automatically to Class A shares of the Portfolio with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Portfolio for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Portfolio for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares of the Portfolio are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares of the Portfolio are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Adviser's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Portfolio shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

- The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for certain Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Portfolio and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares of the Portfolio. (Class D shares are offered without any distribution fee.) The Plan allows the Portfolio to pay distribution fees for the sale and distribution of these shares. It also allows the Portfolio to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay additional compensation (out of their own funds and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of shares of the Fund. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

MORGAN STANLEY FUND OF FUNDS--DOMESTIC
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Domestic Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                             2004         2003         2002          2001         2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $    8.60    $    6.69    $    8.17     $   12.37     $   11.54
                                                          ---------    ---------    ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment income++                                      0.06         0.01         0.05          0.11          0.38
  Net realized and unrealized gain (loss)                      1.14         1.90        (1.45)        (3.21)         1.83
                                                          ---------    ---------    ---------     ---------     ---------
Total income (loss) from investment operations                 1.20         1.91        (1.40)        (3.10)         2.21
                                                          ---------    ---------    ---------     ---------     ---------
Less dividends and distributions from:
  Net investment income                                          --           --        (0.08)        (0.31)        (0.29)
  Net realized gain                                              --           --           --         (0.79)        (1.09)
                                                          ---------    ---------    ---------     ---------     ---------
Total dividends and distributions                                --           --        (0.08)        (1.10)        (1.38)
                                                          ---------    ---------    ---------     ---------     ---------
Net asset value, end of period                            $    9.80    $    8.60    $    6.69     $    8.17     $   12.37
                                                          ---------    ---------    ---------     ---------     ---------
TOTAL RETURN+                                                 13.95%       28.55%      (17.44)%      (27.24)%       20.16%
                                                          ---------    ---------    ---------     ---------     ---------
RATIOS TO AVERAGE NET ASSETS(1)(2)(3):
Expenses                                                       0.24%        0.23%        0.24%         0.23%         0.24%
Net investment income                                          0.72%        0.16%        0.50%         0.91%         3.35%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $   1,896    $     890    $     846     $     976     $   1,493
Portfolio turnover rate                                          46%          87%         163%          177%          434%

++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Does not include any expenses incurred as a result of investment in the Underlying Funds.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
     (loss) ratios would have been as follows:

                                                                EXPENSE        NET INVESTMENT
     PERIOD ENDED:                                               RATIO      INCOME (LOSS) RATIO
     -------------                                             ---------    -------------------
     September 30, 2004                                          0.64%              0.32%
     September 30, 2003                                          0.67%             (0.28)%
     September 30, 2002                                          0.63%              0.11%
     September 30, 2001                                          0.57%              0.57%
     September 30, 2000                                          0.67%              2.92%

CLASS B SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                             2004         2003         2002          2001          2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $    8.44    $    6.62    $    8.09     $   12.28     $   11.46
                                                          ---------    ---------    ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment income (loss)++                               0.00        (0.05)       (0.02)         0.01          0.30
  Net realized and unrealized gain (loss)                      1.11         1.87        (1.44)        (3.16)         1.81
                                                          ---------    ---------    ---------     ---------     ---------
Total income (loss) from investment operations                 1.11         1.82        (1.46)        (3.15)         2.11
                                                          ---------    ---------    ---------     ---------     ---------
Less dividends and distributions from:
  Net investment income                                          --           --        (0.01)        (0.25)        (0.20)
  Net realized gain                                              --           --           --         (0.79)        (1.09)
                                                          ---------    ---------    ---------     ---------     ---------
Total dividends and distributions                                --           --        (0.01)        (1.04)        (1.29)
                                                          ---------    ---------    ---------     ---------     ---------
Net asset value, end of period                            $    9.55    $    8.44    $    6.62     $    8.09     $   12.28
                                                          ---------    ---------    ---------     ---------     ---------
TOTAL RETURN+                                                 13.15%       27.49%      (18.05)%      (27.79)%       19.29%
                                                          ---------    ---------    ---------     ---------     ---------
RATIOS TO AVERAGE NET ASSETS(1)(2)(3):
Expenses                                                       1.00%        1.00%        1.00%         1.00%         1.00%
Net investment income (loss)                                  (0.04)%      (0.61)%      (0.26)%        0.14%         2.59%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $  32,309    $  21,804    $  18,474     $  26,364     $  28,974
Portfolio turnover rate                                          46%          87%         163%          177%          434%

++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Does not include any expenses incurred as a result of investment in the Underlying Funds.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
     (loss) ratios would have been as follows:

                                                                EXPENSE        NET INVESTMENT
     PERIOD ENDED:                                               RATIO      INCOME (LOSS) RATIO
     -------------                                             ---------    -------------------
     September 30, 2004                                          1.40%            (0.44)%
     September 30, 2003                                          1.44%            (1.05)%
     September 30, 2002                                          1.39%            (0.65)%
     September 30, 2001                                          1.34%            (0.20)%
     September 30, 2000                                          1.43%             2.16%

CLASS C SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                            2004         2003          2002          2001          2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $    8.45    $    6.63    $    8.08     $   12.29     $   11.52
                                                          ---------    ---------    ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment income (loss)++                               0.00        (0.05)       (0.02)         0.01          0.31
  Net realized and unrealized gain (loss)                      1.10         1.87        (1.42)        (3.17)         1.80
                                                          ---------    ---------    ---------     ---------     ---------
Total income (loss) from investment operations                 1.10         1.82        (1.44)        (3.16)         2.11
                                                          ---------    ---------    ---------     ---------     ---------
Less dividends and distributions from:
  Net investment income                                          --           --        (0.01)        (0.26)        (0.25)
  Net realized gain                                              --           --           --         (0.79)        (1.09)
                                                          ---------    ---------    ---------     ---------     ---------
Total dividends and distributions                                --           --        (0.01)        (1.05)        (1.34)
                                                          ---------    ---------    ---------     ---------     ---------
Net asset value, end of period                            $    9.55    $    8.45    $    6.63     $    8.08     $   12.29
                                                          ---------    ---------    ---------     ---------     ---------
TOTAL RETURN+                                                 13.02%       27.45%      (18.00)%      (27.79)%       19.23%
                                                          ---------    ---------    ---------     ---------     ---------
RATIOS TO AVERAGE NET ASSETS(1)(2)(3):
Expenses                                                       1.00%        1.00%        1.00%         1.00%         1.00%
Net investment income (loss)                                  (0.04)%      (0.61)%      (0.26)%        0.14%         2.59%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $   4,314    $   2,623    $   2,218     $   2,643     $   1,954
Portfolio turnover rate                                          46%          87%         163%          177%          434%

++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Does not include any expenses incurred as a result of investment in the Underlying Funds.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
     (loss) ratios would have been as follows:

                                                                EXPENSE        NET INVESTMENT
     PERIOD ENDED:                                               RATIO      INCOME (LOSS) RATIO
     -------------                                             ---------    -------------------
     September 30, 2004                                          1.40%             (0.44)%
     September 30, 2003                                          1.44%             (1.05)%
     September 30, 2002                                          1.39%             (0.65)%
     September 30, 2001                                          1.34%             (0.20)%
     September 30, 2000                                          1.43%              2.16%

CLASS D SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                            2004          2003         2002          2001         2000
SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $    8.64    $    6.71    $    8.19     $   12.39     $   11.56
                                                          ---------    ---------    ---------     ---------     ---------
Income (loss) from investment operations:
  Net investment income++                                      0.09         0.03         0.07          0.13          0.48
  Net realized and unrealized gain (loss)                      1.14         1.90        (1.45)        (3.21)         1.75
                                                          ---------    ---------    ---------     ---------     ---------
Total income (loss) from investment operations                 1.23         1.93        (1.38)        (3.08)         2.23
                                                          ---------    ---------    ---------     ---------     ---------
Less dividends and distributions from:
  Net investment income                                          --           --        (0.10)        (0.33)        (0.31)
  Net realized gain                                              --           --           --         (0.79)        (1.09)
                                                          ---------    ---------    ---------     ---------     ---------
Total dividends and distributions                                --           --        (0.10)        (1.12)        (1.40)
                                                          ---------    ---------    ---------     ---------     ---------
Net asset value, end of period                            $    9.87    $    8.64    $    6.71     $    8.19     $   12.39
                                                          ---------    ---------    ---------     ---------     ---------
TOTAL RETURN+                                                 14.24%       28.76%      (17.18)%      (27.07)%       20.39%
                                                          ---------    ---------    ---------     ---------     ---------
RATIOS TO AVERAGE NET ASSETS(1)(2)(3):
Expenses                                                         --%          --%          --%           --%           --%
Net investment income                                          0.96%        0.39%        0.74%         1.14%         3.59%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $     344    $      70    $     100     $      93     $      37
Portfolio turnover rate                                          46%          87%         163%          177%          434%


++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Does not include any expenses incurred as a result of investment in the Underlying Funds.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
     (loss) ratios would have been as follows:

                                                                EXPENSE        NET INVESTMENT
     PERIOD ENDED:                                               RATIO      INCOME (LOSS) RATIO
     -------------                                             ---------    -------------------
     September 30, 2004                                          0.40%              0.56%
     September 30, 2003                                          0.44%             (0.05)%
     September 30, 2002                                          0.39%              0.35%
     September 30, 2001                                          0.34%              0.80%
     September 30, 2000                                          0.43%              3.16%

Notes

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Total Return Trust
Fund of Funds - Domestic Portfolio

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Growth Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real estate Fund
Utilities Fund

VALUE

Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust

TAXABLE INTERMEDIATE TERM

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust (NL)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for the Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares. The other types of funds are:
NL - No-Load (Mutual) Funds and Money Market Funds.

Additional information about the Portfolio's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Portfolio and the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

DOMESTIC PORTFOLIO

CLASS A:            DOFAX
CLASS B:            DOFBX
CLASS C:            DOFCX

CLASS D:            DOFDX

(The Fund's Investment Company Act File No. is 811-8283)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]


[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                    MORGAN STANLEY FUND OF FUNDS

                                                              DOMESTIC PORTFOLIO

                                                                     36016 11/04


[MORGAN STANLEY LOGO]


                                                                      PROSPECTUS

                                                               NOVEMBER 30, 2004

                                                                 CLF#36016PRO-00

STATEMENT OF ADDITIONAL INFORMATION                              MORGAN STANLEY
                                                                 FUND OF FUNDS

NOVEMBER 30, 2004


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated November 30, 2004) for Morgan Stanley Fund of Funds (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices. The Fund consists of one portfolio: The Domestic Portfolio.

Morgan Stanley Fund of Funds
1221 Avenue of the Americas

New York, NY 10020

(800) 869-NEWS

TABLE OF CONTENTS

   I.  Fund History                                                                                     4
  II.  Description of the Fund and the Investments and Risks of the Portfolios                          4
       A. Classification                                                                                4
       B. Investment Strategies and Risks                                                               4
       C. Fund Policies/Investment Restrictions                                                        18
 III.  Management of the Fund                                                                          19
       A. Board of Trustees                                                                            19
       B. Management Information                                                                       19
       C. Compensation                                                                                 26
  IV.  Control Persons and Principal Holders of Securities                                             28
   V.  Investment Management and Other Services                                                        28
       A. Investment Adviser and Administrator                                                         28
       B. Principal Underwriter                                                                        29
       C. Services Provided by the Investment Adviser and the Administrator                            30
       D. Dealer Reallowances                                                                          31
       E. Rule 12b-1 Plan                                                                              31
       F. Other Service Providers                                                                      34
       G. Codes of Ethics                                                                              34
       H. Proxy Voting Policies and Procedures and Proxy Voting Record                                 35
  VI.  Brokerage Allocation and Other Practices                                                        35
       A. Brokerage Transactions                                                                       35
       B. Commissions                                                                                  35
       C. Brokerage Selection                                                                          35
       D. Directed Brokerage                                                                           36
       E. Regular Broker-Dealers                                                                       36
       F. Revenue Sharing                                                                              36
 VII.  Capital Stock and Other Securities                                                              37
VIII.  Purchase, Redemption and Pricing of Shares                                                      37
       A. Purchase/Redemption of Shares                                                                37
       B. Offering Price                                                                               38
  IX.  Taxation of the Fund and Shareholders                                                           38
   X.  Underwriters                                                                                    40
  XI.  Performance Data                                                                                41
 XII.  Financial Statements                                                                            41
XIII.  Fund Counsel                                                                                    41
Appendix A. Morgan Stanley Investment Management Proxy Voting Policy and Procedures                   A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" or "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Fund of Funds, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act, as amended ("Investment Company Act")) of the Fund.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "PORTFOLIO" -- The Domestic Portfolio.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

     "UNDERLYING FUNDS" -- The Morgan Stanley Funds in which the Portfolio may invest.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust under a Declaration of Trust on July 3, 1997, with the name Dean Witter Fund of Funds. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Fund of Funds. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Fund of Funds.

II. DESCRIPTION OF THE FUND AND THE INVESTMENTS AND RISKS OF THE PORTFOLIOS

A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company. The Fund consists of one portfolio: The Domestic Portfolio. The Domestic Portfolio seeks to maximize total investment return.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion supplements discussion of the Portfolio's and/or Underlying Funds' investment strategies and risks in the PROSPECTUS and should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," and "Additional Risk Information." Unless otherwise indicated, references to "fund" in the following discussion refer to an Underlying Fund. For a complete description of an Underlying Fund, please see its prospectus and Statement of Additional Information, which are available free of charge by calling toll-free 1-866-MORGAN8.

     MONEY MARKET SECURITIES. The Portfolio may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

     REVERSE REPURCHASE AGREEMENTS. Certain funds also may use reverse repurchase agreements. Reverse repurchase agreements involve sales by the fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

     A fund can establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, of its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the fund.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Certain funds may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. A fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches or foreign banks, insurance companies and other dealers whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     A fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the fund to deliver an amount of currency in excess of the value of the fund's portfolio securities.

     When required by law, a fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the fund's commitments with respect to such contracts.

     Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

     A fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. Certain funds may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives a fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give a fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. Certain funds are permitted to write covered call options on portfolio securities and/or on the U.S. dollar or foreign currencies, without limit. A fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the fund if the securities underlying the option decline in value.

     A fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a fund has been assigned an exercise notice, the fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the fund's books.

     Options written by a fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (or currency) at the time the option is written.

     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, a fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. Certain funds may purchase listed and OTC call and put options. The purchase of a call option would enable the fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. Certain funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the fund and the transacting dealer, without the intermediation of a third party such as the OCC. The fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities (or currencies) upon which call options have been written increases, the fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or currency) increase, but has retained the risk of loss should the price of the underlying security (or currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (or currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (or currencies) at the exercise price.

     A fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the fund engages in transactions in options, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities (or currencies) underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and a fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     STOCK INDEX OPTIONS. Certain funds may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     FUTURES CONTRACTS. Certain funds may purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, or on the U.S. dollar or foreign currencies, and/or on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the fund will be able to enter into a closing transaction.

     MARGIN. If a fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve borrowing by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. Certain funds may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which a fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If a fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the fund, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the fund. Alternatively, the fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the fund.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by a fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in an investment company, by investing in REITs indirectly through an investment company, will bear not only his proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     INVERSE FLOATERS. Certain funds may invest a portion of their assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. The value of some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     LEVERAGING. Certain funds may borrow money from a bank to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The fund will maintain asset coverage with respect to any borrowings in accordance with the Investment Company Act. Leveraging the fund's investments has speculative characteristics.

     LENDING PORTFOLIO SECURITIES. A fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, a fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the fund's investment in the loaned securities. The fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, certain funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time a fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The fund will also establish a segregated account on the fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. Certain funds may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Adviser determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the fund will also establish a segregated account on the fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of a fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

     PRIVATE PLACEMENTS. Certain funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. The fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits a fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of a fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent the fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. Certain funds may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a fund at varying price levels above their investment values and/or their conversion values in keeping with a fund's objective.

     A portion of a fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Certain funds may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The funds may invest in any class of CMO.

     Certain mortgage-backed securities in which the funds may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the funds could sustain a loss.

     In addition, the funds may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     Certain funds may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

     COMMERCIAL MORTGAGE BACKED SECURITIES. Certain funds may invest in Commercial Mortgage Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     CMBS are subject to credit risk and prepayment risk. The funds invest in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

     EXCHANGEABLE AND SYNTHETIC CONVERTIBLES. Certain funds may invest a portion of their assets in "synthetic" convertible securities and "exchangeable" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" and "exchangeable" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

     There are also special risks associated with a portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

     TARGETED RETURN INDEX SECURITIES ("TRAINs") Certain funds may invest in TRAINs which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A securities. Investments in certain TRAINs may have the effect of increasing the level of fund illiquidity to the extent the fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amounts.

     The swaps in which a fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. A fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a fund. A fund may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a fund's risk of loss consists of the net amount of interest payments that a fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

     UNIT OFFERINGS. Certain funds may purchase units which combine debt securities with equity securities and/or warrants.

     WARRANTS AND SUBSCRIPTION RIGHTS. Certain funds may acquire warrants and subscription rights. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     OTHER INVESTMENT VEHICLES. Certain funds may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which a fund may participate in certain foreign securities markets. A fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own investment management fees and other expenses. As a result, the fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

     ADDITIONAL INFORMATION CONCERNING THE NASDAQ-100. The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market (together with its affiliates, "Nasdaq"). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. Nasdaq makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Nasdaq-100 to track general stock market performance. Nasdaq's only relationship to the Fund is the licensing of certain trademarks or service marks and certain trade names of Nasdaq and use of the Nasdaq-100 which is determined, composed and calculated by Nasdaq without regard to the Fund. Nasdaq has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the Nasdaq-100. Nasdaq is not responsible for and has not participated in the determination of the Fund's net asset value or the number of Fund shares to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE NASDAQ-100 OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     ADDITIONAL INFORMATION CONCERNING S&P 500 INDEX FUND AND EQUALLY-WEIGHTED S&P 500 FUND.

     S&P 500 Index Fund and Equally-Weighted S&P 500 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's(R) ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the funds S&P has no obligation to take the needs of the funds or the owners of shares of the funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the funds or the timing of the issuance or sale of shares of the funds or in the determination or calculation of the equation by which shares of the funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, owners of shares of the funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Domestic Portfolio will:

     1.     Seek to maximize total investment return.

The Domestic Portfolio MAY not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Portfolio will concentrate its investments in the mutual fund industry. This restriction does not apply to a Portfolio's investments in the mutual fund industry by virtue of its investments in the Underlying Funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money except from a bank for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

     3. Purchase or sell real estate or interests therein, although the Portfolio may purchase Underlying Funds which purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     4. Issue senior securities as defined in the Investment Company Act, except as a result of permitted borrowings and except insofar as the Portfolio may be deemed to have issued a senior security by reason of entering into repurchase agreements.

     5.     Make short sales of securities.

     6. Engage in the underwriting of securities, except insofar as the Portfolio or an Underlying Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     7. Invest for the purpose of exercising control or management of any other issuer.

     8. Purchase or sell commodities or commodities contracts except that the Portfolio may invest in Underlying Funds which may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

     9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options by the Underlying Funds and collateral arrangements with respect to initial or variation margin for futures by the Underlying Funds are not deemed to be pledges of assets.)

     10. Purchase securities on margin (but the Portfolio may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by an Underlying Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     11. Make loans of money or securities, except by investment in repurchase agreements. (For the purpose of this restriction, lending of Portfolio securities by the Underlying Funds are not deemed to be loans).

     Notwithstanding any other investment policy or restriction, the Portfolio may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Portfolio.

     Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Portfolio may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit the Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the STATEMENT OF ADDITIONAL INFORMATION of that Underlying Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                               POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF        HELD WITH     TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN      OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE         REGISTRANT    SERVED*              PAST 5 YEARS**          BY TRUSTEE            BY TRUSTEE
----------------------------   -----------  ----------  -------------------------------  -----------  ------------------------------
Michael Bozic (63)             Trustee      Since       Private Investor; Director or        208      Director of Weirton Steel
c/o Kramer Levin                            April 1994  Trustee of the Retail Funds                   Corporation.
Naftalis & Frankel LLP                                  (since April 1994) and the
Counsel to the                                          Institutional Funds (since July
Independent Trustees                                    2003); formerly Vice Chairman
919 Third Avenue                                        of Kmart Corporation (December
New York, NY 10022-3902                                 1998-October 2000), Chairman
                                                        and Chief Executive Officer of
                                                        Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May 1991-
                                                        July 1995);formerly variously
                                                        Chairman, Chief Executive
                                                        Officer, President and Chief
                                                        Operating Officer (1987-1991)
                                                        of the Sears Merchandise Group
                                                        of Sears, Roebuck & Co.

Edwin J. Garn (72)             Trustee      Since       Managing Director of Summit          208      Director of Franklin Covey
c/o Summit Ventures LLC                     January     Ventures LLC; Director or                     (time management systems),
One Utah Center                             1993        Trustee of the Retail Funds                   BMW Bank of North America,
201 South Main Street                                   (since January 1993) and the                  Inc. (industrial loan
Salt Lake City, UT                                      Institutional Funds (since July               corporation), United Space
84111-2215                                              2003); member of the Utah                     Alliance (joint venture
                                                        Regional Advisory Board of                    between Lockheed Martin and
                                                        Pacific Corp.; formerly United                the Boeing Company) and
                                                        States Senator (R-Utah)                       Nuskin Asia Pacific
                                                        (1974-1992) and Chairman,                     (multilevel marketing);
                                                        Senate Banking Committee                      member of the board of
                                                        (1980-1986), Mayor of Salt Lake               various civic and charitable
                                                        City, Utah (1971-1974),                       organizations.
                                                        Astronaut, Space Shuttle
                                                        Discovery (April 12-19, 1985),
                                                        and Vice Chairman, Huntsman
                                                        Corporation (chemical company).

Wayne E. Hedien (70)           Trustee      Since       Retired; Director or Trustee of      208      Director of The PMI Group
c/o Kramer Levin                            September   the Retail Funds (since                       Inc. (private mortgage
Naftalis & Frankel LLP                      1997        September 1997) and the                       insurance); Trustee and Vice
Counsel to the                                          Institutional Funds (since July               Chairman of The Field Museum
Independent Trustees                                    2003); formerly associated with               of Natural History; director
919 Third Avenue                                        the Allstate Companies                        of various other business and
New York, NY 10022-3902                                 (1966-1994), most recently as                 charitable organizations.
                                                        Chairman of The Allstate
                                                        Corporation (March 1993-
                                                        December 1994) and Chairman and
                                                        Chief Executive Officer of its
                                                        wholly-owned subsidiary,
                                                        Allstate Insurance Company
                                                        (July 1989-December 1994).

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                               POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF        HELD WITH     TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN      OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE         REGISTRANT    SERVED*              PAST 5 YEARS**          BY TRUSTEE            BY TRUSTEE
----------------------------   -----------  ----------  -------------------------------  -----------  ------------------------------
Dr. Manuel H. Johnson (55)     Trustee      Since       Senior Partner, Johnson Smick        208      Director of NVR, Inc. (home
c/o Johnson Smick                           July 1991   International, Inc., a                        construction); Chairman and
International, Inc.                                     consulting firm; Chairman of                  Trustee of the Financial
2099 Pennsylvania                                       the Audit Committee and                       Accounting Foundation
Avenue, N.W.                                            Director or Trustee of the                    (oversight organization of
Suite 950                                               Retail Funds (since July 1991)                the Financial Accounting
Washington, D.C.20006                                   and the Institutional Funds                   Standards Board); Director of
                                                        (since July 2003); Co-Chairman                RBS Greenwich Capital
                                                        and a founder of the Group of                 Holdings (financial holding
                                                        Seven Council (G7C), an                       company).
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S. Treasury.

Joseph J. Kearns (62)          Trustee      Since       President, Kearns & Associates       209      Director of Electro Rent
c/o Kearns &                                July 2003   LLC (investment consulting);                  Corporation (equipment
Associates LLC                                          Deputy Chairman of the Audit                  leasing), The Ford Family
PMB754                                                  Committee and Director or                     Foundation, and the UCLA
23852 Pacific Coast Highway                             Trustee of the Retail Funds                   Foundation.
Malibu, CA 90265                                        (since July 2003) and the
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit Committee
                                                        of the Institutional Funds
                                                        (October 2001- July 2003);
                                                        formerly CFO of the J. Paul
                                                        Getty Trust.

Michael E.Nugent (68)          Trustee      Since       General Partner of Triumph           208      Director of various business
c/o Triumph Capital, L.P.                   July 1991   Capital, L.P., a private                      organizations.
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since July
                                                        2001); formerly Vice President,
                                                        Bankers Trust Company and BT
                                                        Capital Corporation
                                                        (1984-1988).

Fergus Reid (72)               Trustee      Since       Chairman of Lumelite Plastics        209      Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                  certain investment companies
Corporation                                             Governance Committee and                      in the JPMorgan Funds complex
85 Charles Colman Blvd.                                 Director or Trustee of the                    managed by J.P. Morgan
Pawling, NY 12564                                       Retail Funds (since July 2003)                Investment Management Inc.
                                                        and the Institutional Funds
                                                        (since June 1992).

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.


                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
                              POSITION(S)  LENGTH OF                                     OVERSEEN BY
NAME, AGE AND ADDRESS OF       HELD WITH     TIME       PRINCIPAL OCCUPATION(S) DURING    MANAGEMENT      OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE         REGISTRANT    SERVED*              PAST 5 YEARS**             TRUSTEE             BY TRUSTEE
----------------------------  -----------  ----------  -------------------------------  -------------  -----------------------------
Charles A. Fiumefreddo (71)   Chairman     Since       Chairman and Director or              208       None.
c/o Morgan Stanley Trust      of the       July 1991   Trustee of the Retail Funds
Harborside Financial Center,  Board                    (since July 1991) and the
Plaza Two,                    and                      Institutional Funds (since July
Jersey City, NJ 07311         Trustee                  2003); formerly Chief Executive
                                                       Officer of the Retail Funds
                                                       (until September 2002).

James F. Higgins (56)         Trustee      Since       Director or Trustee of the            208       Director of AXA Financial,
c/o Morgan Stanley Trust                   June        Retail Funds (since June 2000)                  Inc. and The Equitable Life
Harborside Financial                       2000        and the Institutional Funds                     Assurance Society of the
Center,                                                (since July 2003); Senior                       United States (financial
Plaza Two,                                             Advisor of Morgan Stanley                       services).
Jersey City, NJ 07311                                  (since August 2000); Director
                                                       of the Distributor and Dean
                                                       Witter Realty Inc.; previously
                                                       President and Chief Operating
                                                       Officer of the Private Client
                                                       Group of Morgan Stanley
                                                       (May1999- August 2000), and
                                                       President and Chief Operating
                                                       Officer of Individual
                                                       Securities of Morgan Stanley
                                                       (February 1997-May 1999).

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.


                                 POSITION(S)        LENGTH OF
 NAME, AGE AND ADDRESS OF         HELD WITH           TIME                           PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER            REGISTRANT          SERVED*                                 PAST 5 YEARS**
----------------------------   ---------------   ----------------   ----------------------------------------------------------------
Mitchell M. Merin (51)         President         Since May 1999     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                         Investment Management Inc.; President, Director and Chief
New York, NY 10020                                                  Executive Officer of the Investment Adviser and the
                                                                    Administrator; Chairman and Director of the Distributor;
                                                                    Chairman and Director of the Transfer Agent; Director of various
                                                                    Morgan Stanley subsidiaries; President of the Institutional
                                                                    Funds (since July 2003) and President of the Retail Funds (since
                                                                    May 1999); Trustee (since July 2003) and President (since
                                                                    December 2002) of the Van Kampen Closed-End Funds; Trustee
                                                                    (since May 1999) and President (since October 2002) of the Van
                                                                    Kampen Open-End Funds.

Ronald E. Robison (65)         Executive Vice    Since April 2003   Principal Executive Officer -- Office of the Funds (since
1221 Avenue of the Americas    President and                        November 2003);Managing Director of Morgan Stanley & Co.
New York, NY 10020             Principal                            Incorporated, Morgan Stanley Investment Management Inc. and
                               Executive                            Morgan Stanley; Managing Director, Chief Administrative Officer
                               Officer                              and Director of the Investment Adviser and the Administrator;
                                                                    Chief Executive Officer and Director of the Transfer Agent;
                                                                    Managing Director and Director of the Distributor; Executive
                                                                    Vice President and Principal Executive Officer of the
                                                                    Institutional Funds (since July 2003) and the Retail Funds
                                                                    (since April 2003);Director of Morgan Stanley SICAV (since May
                                                                    2004);previously President and Director of the Institutional
                                                                    Funds (March 2001-July 2003) and Chief Global Operations Officer
                                                                    of Morgan Stanley Investment Management Inc.

                                 POSITION(S)        LENGTH OF
 NAME, AGE AND ADDRESS OF         HELD WITH           TIME                           PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER            REGISTRANT          SERVED*                                 PAST 5 YEARS**
----------------------------   ---------------   ----------------   ----------------------------------------------------------------
Joseph J. McAlinden (61)       Vice President    Since July 1995    Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas                                         Adviser and Morgan Stanley Investment Management Inc.; Director
New York, NY 10020                                                  of the Transfer Agent, Chief Investment Officer of the Van
                                                                    Kampen Funds; Vice President of the Institutional Funds (since
                                                                    July 2003) and the Retail Funds (since July 1995).

Barry Fink (49)                Vice President    Since February     General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas                      1997               December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020                                                  Director (since December 2000), Secretary (since February 1997)
                                                                    and Director (since July 1998) of the Investment Adviser and the
                                                                    Administrator; Vice President of the Retail Funds; Assistant
                                                                    Secretary of Morgan Stanley DW; Vice President of the
                                                                    Institutional Funds (since July 2003); Managing Director,
                                                                    Secretary and Director of the Distributor; previously Secretary
                                                                    (February 1997-July 2004) and General Counsel of the Retail
                                                                    Funds; Vice President and Assistant General Counsel of the
                                                                    Investment Adviser and the Administrator (February 1997-December
                                                                    2001).

Amy R. Doberman (42)           Vice President    Since July 2004    Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                         Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                  Management Inc. and the Investment Adviser; Vice President of
                                                                    the Institutional and Retail Funds (since July 2004);
                                                                    previously, Managing Director and General Counsel -- Americas,
                                                                    UBS Global Asset Management (July 2000-July 2004) and General
                                                                    Counsel, Aeltus Investment Management, Inc. (January 1997-July
                                                                    2000).

Carsten Otto (41)              Chief             Since October      Executive Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Compliance        1995               Stanley Investment Management (since October 2004); Executive
New York, NY 10020             Officer                              Director of Morgan Stanley Investment Advisors Inc. and Morgan
                                                                    Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail
                                                                    Funds.

Stefanie V. Chang (38)         Vice President    Since July 2003    Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                         Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                                  Vice President of the Institutional Funds (since December 1997)
                                                                    and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford
                                                                    Chance US LLP).

Francis J. Smith (39)          Treasurer and     Treasurer since    Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust       Chief Financial   July 2003 and      Administrator (since December 2001); previously, Vice President
Harborside Financial Center,   Officer           Chief  Financial   of the Retail Funds (September 2002- July 2003), Vice President
Plaza Two,                                       Officer since      of the Investment Adviser and the Administrator (August
Jersey City, NJ 07311                            September 2002     2000-November2001) and Senior Manager at PricewaterhouseCoopers
                                                                    LLP (January 1998-August 2000).

Thomas F. Caloia (58)          Vice President    Since July 2003    Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust                                            of the Investment Adviser, the Distributor and the
Harborside Financial Center,                                        Administrator; previously Treasurer of the Retail Funds (April
Plaza Two,                                                          1989-July 2003); formerly First Vice President of the Investment
Jersey City, NJ 07311                                               Adviser, the Distributor and the Administrator.

                                 POSITION(S)        LENGTH OF
 NAME, AGE AND ADDRESS OF         HELD WITH           TIME                           PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER            REGISTRANT          SERVED*                                 PAST 5 YEARS**
----------------------------   ---------------   ----------------   ----------------------------------------------------------------
Mary E. Mullin (37)            Secretary         Since July 2003    Executive Director of Morgan Stanley& Co. Incorporated, Morgan
1221 Avenue of the Americas                                         Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                                  Secretary of the Institutional Funds (since June 1999) and the
                                                                    Retail Funds (since July 2003);formerly practiced law with the
                                                                    New York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                                    Slate, Meagher & Flom LLP.

----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                          ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2003)                       (AS OF DECEMBER 31, 2003)
-----------------------   ---------------------------------------------  ----------------------------------------------
INDEPENDENT:
Michael Bozic                                 None                                       over $100,000
Edwin J. Garn                                 None                                       over $100,000
Wayne E. Hedien                               None                                       over $100,000
Dr. Manuel H. Johnson                         None                                       over $100,000
Joseph J. Kearns(1)                           None                                       over $100,000
Michael E. Nugent                             None                                       over $100,000
Fergus Reid(1)                                None                                       over $100,000

INTERESTED:
Charles A. Fiumefreddo                        None                                       over $100,000
James F. Higgins                              None                                       over $100,000

----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended September 30, 2004, the Audit Committee held nine meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an interested person, as defined under the Investment Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended September 30, 2004, the Governance Committee held one meeting.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 27 meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2004. The Independent Trustees of the Fund also met five times during that time, in addition to the 27 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended September 30, 2004, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee or Officer.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX


                                                                NUMBER OF
                                                            PORTFOLIOS IN THE
                                                              FUND COMPLEX     TOTAL COMPENSATION
                                                             FROM WHICH THE       FROM THE FUND
                                                            TRUSTEE RECEIVED    COMPLEX PAYABLE
NAME OF TRUSTEE                                               COMPENSATION         TO TRUSTEES
---------------                                             -----------------  ------------------
Michael Bozic                                                      208              $ 164,400
Charles A. Fiumefreddo                                             208                360,000
Edwin J. Garn                                                      208                164,400
Wayne E. Hedien                                                    208                164,300
James F. Higgins                                                   208                      0
Dr. Manuel H. Johnson                                              208                228,213
Joseph J. Kearns(1)                                                209                166,710
Michael E. Nugent                                                  208                277,441
Fergus Reid(1)                                                     209                149,299

----------

(1) Includes amounts deferred at the election of the Trustees under the Prior DC Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                           RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                                    FUND EXPENSES                       RETIREMENT(1)
                                                   BY ALL ADOPTING                   FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                             FUNDS                               FUNDS
---------------------------                ------------------------------      ------------------------------
Michael Bozic                                         $ 19,842                            $ 47,838
Edwin J. Garn                                           35,306                              47,877
Wayne E. Hedien                                         38,649                              40,839
Dr. Manuel H. Johnson                                   20,125                              70,050
Michael E. Nugent                                       36,265                              62,646

----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding Class A shares of the Fund as of November 9, 2004: William Haack & Sandra Haack, Joint Tenants, 2323
N. Mayfair Rd., Wauwatosa, WI 53226-1507--8.73%; Greg D. Taylor, 15206 Hilltop View Rd., Cypress, TX 77429--5.87%; Janis D. Bufkin and Timmy L. Bufkin, Joint Tenants, 7040 Cedar Lane, Dublin, CA 94568-2514--5.58%; Morgan Stanley DW, custodian for David Presha, IRA rollover, 2831 Percy Rd., Jacksonville, FL 32218-2333--5.37% and Morgan Stanley DW, custodian for Donald F. Strube, IRA rollover, 2185 Bodine Pl., Greenwood, IN 46143-9372--5.25%. The following owned 5% or more of the outstanding Class C shares of the Fund as of November 9, 2004:
Jack H. Allderdice, J. Douglas Allderdice & Michael B. Allderdice, Joint Tenants, 1717 Rockefeller Ave., Everett, WA 98201-5908--6.32%. The following owned 5% or more of the outstanding Class D shares of the Fund as of November 9, 2004: Morgan Stanley DW, custodian for John E. McCord, IRA rollover, 1938 Atlantic Ave., Sandusky, OH 44870-8208--32.38%; Morgan Stanley DW, custodian for Curtis R. Eakin, IRA SEP, 8623 California Ave., South Gate, CA 90280-3003--9.21% and Robert D. Dieringer, N21 W24260 Cumberland Dr., Pewaukee, IN 53072-5819--6.04%.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of a Portfolio's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and manage the investment of the Portfolio's assets, including the placing of orders for the purchase and sale of securities. The Portfolio did not pay a management fee to the Investment Adviser. However, the Portfolio, through its investments in an Underlying Fund, paid its pro rata share of the investment management fees paid to the Investment Adviser of the Underlying Fund. In addition, each Underlying Fund had entered into an investment management agreement with the Investment Adviser pursuant to which the Underlying Funds paid to the Investment Adviser monthly compensation calculated daily according to the annual rates set forth in each Underlying Fund's investment management agreement. Effective November 1, 2004, the Board of Trustees approved amending and restating the Management Agreement to remove the administration services component from the management agreement (the "Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator") a wholly owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement (the "Administration Agreement") entered into by the Fund with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser. As was the case under the Management Agreement, pursuant to the Advisory Agreement and the Administration Agreement, the Portfolio does not pay an advisory fee to the Investment Adviser or an administrative fee to the Administrator, although the Portfolio, through its investments in an Underlying Fund will pay its pro rata share of the advisory and administrative fee paid to the Investment Adviser and Administrator, respectively, of the Underlying Fund. In addition, the Board of each Underlying Fund approved the Advisory Agreement. For information about the fee rates and compensation paid under an Underlying Fund's Advisory Agreement, please refer to the Underlying Fund's Prospectus Statement of Additional Information, which is available free of charge by calling (800) 869-NEWS (toll-free).

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

     In approving the advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements was in the best interest of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Portfolio's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Portfolio. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of Portfolio shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the shares of the Portfolio, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of Portfolio shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and the Portfolio's shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund, a Portfolio or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Portfolio's assets, including the placing of orders for the purchase and sale of securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of each Portfolio in a manner consistent with its investment objectives.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator will assist in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions. The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the Management Agreement or by the Administrator under the Administration Agreement or by the Distributor, will be paid by the Fund or the Portfolios depending on the nature of the expense. These expenses will be allocated among the four Classes of shares of the Portfolios pro rata based on the net assets of the Portfolio attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and Portfolio shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the shareholders of each Portfolio; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of Portfolio shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund, each Portfolio or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Advisory Agreement as to the Portfolio will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Portfolio, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund of any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class of the Portfolio, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Classes A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that, with respect to the Portfolio, it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


DOMESTIC PORTFOLIO                             2004                      2003                      2002
------------------                     --------------------      --------------------      --------------------
Class A                                 FSCs:(1)  $  35,137       FSCs:(1)  $  13,478       FSCs:(1)  $  12,260
                                       CDSCs:     $       0      CDSCs:     $   1,000      CDSCs:     $       0
Class B                                CDSCs:     $  53,044      CDSCs:     $  57,881      CDSCs:     $  78,338
Class C                                CDSCs:     $     730      CDSCs:     $     512      CDSCs:     $   1,230

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Portfolio accrued $295,654 payable to the Distributor under the Plan, during the fiscal year ended September 30, 2004. This amount is equal to 1.00% of the average daily net assets of Class B shares of the Portfolio for the fiscal year. Class A shares of the Portfolio accrued $3,791 payable to the Distributor under the Plan during the fiscal year ended September 30, 2004. This amounts is equal to 0.24% of the average daily net assets of Class A shares of the Portfolio for the fiscal year. With respect to Class C shares, the Portfolio accrued $42,699 under the Plan, during the fiscal year ended September 30, 2004. This amount is equal to 1.00%, of the average daily net assets of Class C shares of the Portfolio for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method each Portfolio offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares of the Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

     With respect to Class B shares of the Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares of the Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Portfolio shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Portfolio shares; and (d) other expenses relating to branch promotion of Portfolio sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Portfolio and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Portfolio of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of each Portfolio's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Portfolio, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of each Portfolio, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Portfolio, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Portfolio's Class A and Class C shares.

     Each class of the Portfolio paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2004 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $6,266,365 on behalf of Class B shares of the Portfolio since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 44.19% ($2,768,975) -- advertising and promotional expenses; (ii) 2.50% ($156,888) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 53.31% ($3,340,502) -- other expenses, including the gross sales credit and the carrying charge, of which 8.17% ($272,922) represents carrying charges, 38.02% ($1,269,978) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 53.81% ($1,797,601) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of each Portfolio may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Portfolios had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. With respect to Class B shares of the Portfolio, the Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Portfolio's Class B shares, totaled $3,937,461 as of September 30, 2004 (the end of the Fund's fiscal year). This amounts was equal to 12.19% of the net assets of Class B shares of the Portfolio on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of the Portfolio's Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $1,027 in the case of Class C at December 31, 2003 (the end of the calendar year), which amount was equal to 0.03% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued as to the Portfolio. Prior to approving the last continuation of the Plan as to

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the Portfolio, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Portfolio's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Portfolio had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable each Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Portfolio shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Portfolio and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Portfolio's assets. The Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

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H. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

      The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities are attached hereto, as Appendix A. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at http://www.sec.gov.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Portfolio and arranges for the execution of portfolio security transactions on behalf of the Portfolios. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Portfolio does not normally incur any brokerage commission expenses. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     For the fiscal years ended September 30, 2002, 2003 and 2004, the Portfolio paid no brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Portfolio may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolio will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended September 30, 2002, 2003 and 2004, the Portfolio did not effect any principal transactions with Morgan Stanley DW.

     While the Portfolio does not anticipate that it will incur any brokerage commissions, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolio, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

     The Portfolio did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended September 30, 2002, 2003 and 2004.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for the Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Portfolio or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit to the Investment Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Portfolio directly.

D. DIRECTED BROKERAGE

     For the fiscal year ended September 30, 2004, the Portfolio did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended September 30, 2004, the Portfolio did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Portfolio in the largest dollar amounts during the year. At September 30, 2004, the Portfolio did not own any securities issued by any of these issuers.

F. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or servicing of Fund shares. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2) On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Mutual Fund Network:

            -  An amount equal to 0.20% of gross sales of Fund shares; and

            - For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4) An amount equal to 0.20% on the value of shares sold through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     With respect to brokers, dealers or other Intermediaries, you should review carefully any disclosure by such broker, dealers or other Intermediaries as to its compensation.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest of the Portfolio. All shares of beneficial interest of the Portfolio are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how the shares of the Portfolio are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Portfolio shares, the application of proceeds to the purchase of new shares in the Portfolio or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the

Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Portfolio shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Portfolio shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Portfolio's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of the Portfolio's shares, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Portfolio's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees. For more information on how the net asset value of an Underlying Fund is calculated please see the "Pricing Portfolio Shares" section of the Fund's PROSPECTUS and the "Pricing Fund Shares" section of the Underlying Funds' prospectuses.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Portfolio will affect the amount, timing and character of the distributions made by the Portfolio. Tax issues relating to the Portfolio are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Portfolio generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. The Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Portfolio may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Portfolio or the Underlying Funds will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Portfolio or an Underlying Fund when an Underlying Fund invests in forward foreign currency exchange contracts, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Portfolio.

     Under certain tax rules, certain funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though such funds receive no payments in cash on the security during the year. To the extent that any fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the fund level. Such distributions will be made from the available cash of the fund or by liquidation of fund securities if necessary. If a distribution of cash necessitates the liquidation of fund securities, the Investment Adviser will select which securities to sell. A fund may realize a gain or loss from such sales. In the event a fund realizes net capital gains from such transactions, the Portfolio and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Portfolio. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Portfolio will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Portfolio of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF PORTFOLIO SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Portfolio immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares is normally treated as a sale for tax purposes. Shares of the Portfolio held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Portfolio shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of shares of the Portfolio and reinvests in shares of the Portfolio or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The shares of the Portfolio are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2004


                                                      INCEPTION
DOMESTIC PORTFOLIO                                      DATE:      1 YEAR     5 YEARS     LIFE OF FUND
------------------                                   ----------   --------    --------    ------------
Class A                                               11/25/97      7.97%       0.03%         2.98%
Class B                                               11/25/97      8.15%       0.03%         3.03%
Class C                                               11/25/97     12.02%       0.34%         3.08%
Class D                                               11/25/97     14.24%       1.36%         4.04%


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2004


                                                      INCEPTION
DOMESTIC PORTFOLIO                                      DATE:      1 YEAR      5 YEARS    LIFE OF FUND
------------------                                   ----------   --------    --------    ------------
Class A                                               11/25/97     13.95%       1.12%         3.80%
Class B                                               11/25/97     13.15%       0.36%         3.03%
Class C                                               11/25/97     13.02%       0.34%         3.08%
Class D                                               11/25/97     14.24%       1.36%         4.04%


          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2004


                                                      INCEPTION
DOMESTIC PORTFOLIO                                      DATE:      1 YEAR      5 YEARS    LIFE OF FUND
------------------                                   ----------   --------    --------    ------------
Class A                                               11/25/97     13.95%       5.72%         29.07%
Class B                                               11/25/97     13.15%       1.82%         22.64%
Class C                                               11/25/97     13.02%       1.70%         23.08%
Class D                                               11/25/97     14.24%       6.96%         31.16%


   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED SEPTEMBER 30, 2004


CALCULATION METHODOLOGY                               INCEPTION
DOMESTIC PORTFOLIO                                      DATE:      1 YEAR      5 YEARS    LIFE OF FUND
-----------------------                              ----------   --------    --------    ------------
After taxes on distributions                          11/25/97     8.15%       -1.33%         1.73%
After taxes on distributions and redemptions          11/25/97     5.30%       -0.69%         1.87%


XII. FINANCIAL STATEMENTS

      EXPERTS. The Fund's audited financial statements for the fiscal year ended September 30, 2004, including notes thereto and the report of Deloitte &Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

APPENDIX A. MORGAN STANLEY INVESTMENT MANAGEMENT
            PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -  Selection or ratification of auditors.

          -  Approval of financial statements, director and auditor reports.

          -  Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -  General updating/corrective amendments to the charter.

          -  Elimination of cumulative voting.

          -  Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -  Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -  Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -  Creation of "blank check" preferred stock.

          -  Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

             (i)   Whether the stock option plan is incentive based;

             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -  Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -  Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -  Confidential voting.

          -  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -  Proposals that limit tenure of directors.

          -  Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -  Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          -  Proposals that limit retirement benefits or executive compensation.

          -  Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -  Requiring shareholder approval of golden parachutes.

          -  Elimination of certain anti-takeover related provisions.

          -  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.